UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELWARE

In re HANCOCK FABRICS, INC., *et al*.

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date

Signature of Joint Debtor — Date

Signature of Authorized Individual* — Date

Rebecca Flick
Printed Name of Authorized Individual

EVP/CFO/Treasurer/Corp Secy
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re HANCOCK FABRICS, INC., et al.
Debtor
(in $000s)

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS	CURRENT MONTH	CUMULATIVE FILING TO DATE
	All Accounts(1)	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	2,953	2,953	3,905
RECEIPTS			
CASH SALES	7,437	7,437	12,886
ACCOUNTS RECEIVABLE	26,740	26,740	42,502
LOANS AND ADVANCES	0	0	0
SALE OF ASSETS	(0)	(0)	(0)
OTHER (ATTACH LIST)	213	213	326
TRANSFERS (FROM DIP ACCTS)	(0)	(0)	(0)
		0	0
TOTAL RECEIPTS	34,390	34,390	55,715
DISBURSEMENTS			
NET PAYROLL	3,611	3,611	6,284
PAYROLL TAXES	1,472	1,472	2,162
SALES, USE, & OTHER TAXES	1,680	1,680	3,166
INVENTORY PURCHASES	4,630	4,630	15,557
SECURED/ RENTAL/ LEASES	2,086	2,086	2,086
INSURANCE	605	605	1,112
ADMINISTRATIVE	1,983	1,983	2,423
SELLING	470	470	836
OTHER (ATTACH LIST)	1,394	1,394	2,715
NET LOAN PAYDOWN	13,184	13,184	15,762
OWNER DRAW *	0	0	0
TRANSFERS (TO DIP ACCTS)	(0)	(0)	(0)
PROFESSIONAL FEES (2)	2,059	2,059	3,349
U.S. TRUSTEE QUARTERLY FEES	(0)	(0)	(0)
COURT COSTS	0	0	0
TOTAL DISBURSEMENTS	33,174	33,174	55,452
NET CASH FLOW	1,216	1,216	264
(RECEIPTS LESS DISBURSEMENTS)			
CASH - END OF MONTH	4,169	4,169	4,169

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$33,174
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0
LESS: SALES PAID TO LIQUIDATOR	
LESS: DISBURSEMENTS MADE ON BEHALF OF LIQUIDATOR	($423)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$32,751

Note 1: The Debtor consolidates all cash accounts into one summary and, thus, is reporting its bank accounts on a consolidated basis. Bank reconciliations are shown individually on schedule MOR-1a.
Note 2: Represents amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to the professionals as allowed by the Bankruptcy Court and consistent with the compensation procedure approved by the Bankruptcy Court in these Chapter 11 cases

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

OTHER DISBURSEMENTS	AMOUNT
COMMON CARRIER	950
LIQUIDATOR CHARGES	444
Total Other Disbursements	1,394
OTHER CASH RECEIPTS	
Affinion (Promotional Income)	213
Total Other Cash Receipts	213

	(in $000s)							
	16-10296	16-10297	16-10299	16-10301	16-10302	16-10300	16-10298	
	Hancock Fabrics, Inc.	Hancock Fabrics, LLC	hancockfabrics.com, Inc.	HF Merchandising, Inc.	HF Resources, Inc.	HF Enterprises, Inc.	Hancock Fabrics of MI, Inc.	Total
Cash Beg Of Month	$ 2,666	$ 160	$ 62	$ 65	$ -	$ -	$ -	$ 2,953
Total Reciepts	$ 31,051	$ 1,861	$ 717	$ 761	$ -	$ -	$ -	$ 34,390
Total Disbursements	$ 29,571	$ 1,772	$ 683	$ 725	$ -	$ -	$ -	$ 32,751
Net Cash Flow	$ 1,480	$ 89	$ 34	$ 36	$ -	$ -	$ -	$ 1,639
Cash End of Month	$ 4,146	$ 248	$ 96	$ 102	$ -	$ -	$ -	$ 4,592

Note : Amounts were allocated to each entity based upon the Entities Retail Salaries & Wages as a percentage of Total Company Retail Salaries & Wages. See Summary P&L at end of report

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Bank Reconciliation Summary

					$	
401	11	999	Petty Cash Stores	Petty Cash	112,799.48	
Corporate Accounts						
402	11	999	BancorpSouth - Concentration	Corporate Bank Accounts	973,061.43	
402	31	999	BancorpSouth - Elavon/GECC	Corporate Bank Accounts	119,267.19	
402	41	999	Wells Fargo - TX Ad Valorem	Corporate Bank Accounts	250,000.00	
402	61	999	Wells Fargo - Utility Account	Corporate Bank Accounts	371,260.00	
402	71	999	BancorpSouth - Operating Acct.	Corporate Bank Accounts	792,476.91	
402	81	999	BancorpSouth - Accounts Payable	Corporate Bank Accounts	86,321.63	
402	101	999	BancorpSouth - Admin Payroll	Corporate Bank Accounts	46,513.35	
402	131	999	BancorpSouth - Hourly Payroll	Corporate Bank Accounts	34,631.83	
402	511	999	PNC Bank Resources	Corporate Bank Accounts	13,367.67	
402	521	999	PNC Bank Enterprises	Corporate Bank Accounts	11,493.26	2,698,393.27
Store Bank Accounts						
404	11	1025	Store Bank Accounts	Store Bank Accounts	10,570.33	
404	11	1031	Store Bank Accounts	Store Bank Accounts	439,643.24	
404	11	1055	Store Bank Accounts	Store Bank Accounts	234,113.30	
404	11	1060	Store Bank Accounts	Store Bank Accounts	239,529.69	
404	11	1090	Store Bank Accounts	Store Bank Accounts	12,202.36	
404	11	1127	Store Bank Accounts	Store Bank Accounts	12,351.34	
404	11	1146	Store Bank Accounts	Store Bank Accounts	142,965.91	
404	11	1249	Store Bank Accounts	Store Bank Accounts	57,670.36	
404	11	1285	Store Bank Accounts	Store Bank Accounts	13,779.83	
404	11	1294	Store Bank Accounts	Store Bank Accounts	11,351.42	
404	11	1358	Store Bank Accounts	Store Bank Accounts	28,513.48	
404	11	1621	Store Bank Accounts	Store Bank Accounts	12,759.71	
404	11	1668	Store Bank Accounts	Store Bank Accounts	10,414.93	
404	11	1674	Store Bank Accounts	Store Bank Accounts	24,409.05	
404	11	1675	Store Bank Accounts	Store Bank Accounts	14,080.98	
404	11	1685	Store Bank Accounts	Store Bank Accounts	11,413.89	
404	11	1696	Store Bank Accounts	Store Bank Accounts	36,963.54	
404	11	1702	Store Bank Accounts	Store Bank Accounts	12,234.51	
404	11	1769	Store Bank Accounts	Store Bank Accounts	15,782.85	
404	11	6049	Store Bank Accounts	Store Bank Accounts	8,194.36	
404	11	6193	Store Bank Accounts	Store Bank Accounts	8,828.99	1,357,774.07
					4,168,966.82	

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Corporate Accounts

	BancorpSouth - Concentration	BancorpSouth - Elavon/GECC	BancorpSouth - Operating Acct.	BancorpSouth - Admin Payroll
Balance per books	**973,061.43**	**119,267.19**	**792,476.91**	**46,513.35**
Bank Balance	**870,462.96**	**200,000.00**	**896,248.51**	**32,732.47**
Deposits in Transit	-	-	-	-
In-Transit Sweeps	-	-	-	-
Outstanding Checks	-	-	-	-
Deposits in Op Account	-	-	-	-
Reclass of Oustanding Checks to A/P	-	-	-	-
Unposted GL Entries	102,598.47	(80,732.81)	(103,771.60)	13,780.88
Adjusted Bank Balance	**973,061.43**	**119,267.19**	**792,476.91**	**46,513.35**

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Corporate Accounts

	BancorpSouth - Hourly Payroll	Wells Fargo Bank- HF Resources	Wells Fargo Bank- HF Enterprises	Wells Fargo Bank- DIP-TX Ad Valorem	Wells Fargo Bank- DIP-Utility Deposits
Balance per books	**34,631.83**	**13,367.67**	**11,493.26**	**250,000.00**	**371,260.00**
Bank Balance	**36,684.46**	**13,333.69**	**16,240.02**	**250,000.00**	**371,260.00**
Deposits in Transit	-	-	-	-	-
In-Transit Sweeps	-	-	-	-	-
Outstanding Checks	-	-	-	-	-
Deposits in Op Account	-	-	-	-	-
Reclass of Oustanding Checks to A/P	-				
Unposted GL Entries	(2,052.63)	33.98	(4,746.76)	-	-
Adjusted Bank Balance	**34,631.83**	**13,367.67**	**11,493.26**	**250,000.00**	**371,260.00**

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Corporate Accounts

	BancorpSouth-Accounts Payable
Balance per books	**86,321.63**
Bank Balance	**55,270.52**
Deposits in Transit	-
In-Transit Sweeps	-
Outstanding Checks	(606,784.70)
Deposits in Op Account	-
Reclass of Oustanding Checks to A/P	606,784.70
Unposted GL Entries	31,051.11
Adjusted Bank Balance	**86,321.63**

Deposits in Transit	**Date**	**Amount**
		-

Outstanding Checks	**Check No.**	**Amount**
	122127	216.00
	122141	106.62
	122160	304.37
	122161	111.18
	122170	8.01
	122184	89.87
	122187	96.40
	122188	17.49
	122208	23.60
	122223	48.74
	122233	72.00
	122246	35.54
	122287	24.00
	122298	35.54
	122325	45.66
	122337	15.77
	122345	72.00
	122359	35.54
	122639	24.00
	122783	213.58
	122833	22.50
	122881	72.00
	122890	20.62
	122892	35.54
	122904	13,539.87
	123102	105.84

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Corporate Accounts

BancorpSouth-Accounts Payable	
123106	62.01
123112	70.00
123114	24.00
123136	48.38
123139	35.54
123145	14.96
123148	120.00
123152	160.00
123188	108.74
123192	8.70
123194	294.23
123197	16,336.06
123223	177.50
123248	404.01
123274	10.08
123289	20.16
123307	165.00
123343	326.00
123359	102.94
123370	96.00
123377	911.51
123409	120.27
123471	8,415.10
123481	34.92
123502	82.11
123506	19.31
123507	13,288.08
123509	531.46
123510	2,770.67
123512	384.00
123520	24.00
123536	1,558.24
123556	165.25
123560	305.90
123564	1,983.19
123584	75.00
123595	46.40
123603	1,044.30
123609	162.81
123616	660.00
123623	651.13
123637	285.32
123638	297.44
123642	118.80
123643	108.00
123647	489.95

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Corporate Accounts

BancorpSouth-Accounts Payable	
123648	66.23
123649	393.76
123650	155.88
123651	122.93
123652	35.00
123653	8.30
123654	155.83
123655	114.50
123656	178.49
123657	14.11
123658	72.00
123659	24.48
123660	98.79
123661	20.00
123662	92.73
123663	56.88
123664	25.18
123665	37.50
123666	38.65
123667	103.92
123668	755.56
123669	35.54
123670	228.50
123671	93.08
123674	81.68
123675	129.24
123676	310.36
123677	166.54
123678	231.02
123679	138.96
123680	9.94
123681	73.69
123682	175.03
123683	180.03
123684	315.00
123685	14,335.00
123686	332.53
123687	2,622.52
123688	50.00
123689	3,300.00
123690	3,820.00
123691	3.00
123692	3,667.35
123693	193.60
123694	1,007.30
123695	521.24

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Corporate Accounts

BancorpSouth-Accounts Payable	
123696	870.66
123697	2,100.39
123698	2,531.77
123699	2,500.00
123700	25,299.45
123701	889.96
123702	416.90
123703	752.33
123704	41.86
123705	895.79
123706	647.71
123707	16,887.80
123708	956.56
123709	12.00
123710	20,385.75
123711	1,577.46
123712	193.10
123713	656.03
123714	197.00
123715	1,933.21
123716	150.16
123717	2,065.05
123718	6.00
123719	4,400.91
123720	92.19
123721	786.91
123722	268.70
123723	360.98
123724	888.14
123725	1,137.86
123726	207.38
123727	683.30
123728	46.91
123729	305.79
123730	153.37
123731	600.00
123732	332.82
123733	255.58
123734	2,101.38
123735	10.01
123736	1,981.75
123737	14.56
123738	66.62
123739	109.41
123740	612.37
123741	205.19

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Corporate Accounts

BancorpSouth-Accounts Payable	
123742	50.48
123743	968.12
123744	45.68
123745	1,219.39
123746	48.19
123747	92.25
123748	30.82
123749	1,091.41
123750	258.93
123751	31.17
123752	834.73
123753	11.63
123754	650.79
123755	58.82
123756	257.44
123757	128.90
123758	437.05
123759	56.22
123760	848.45
123761	115.03
123762	247.94
123763	35.80
123764	44.57
123765	26.63
123766	106.40
123767	825.39
123768	80.56
123769	1,097.82
123770	1,394.05
123771	51.69
123772	128.37
123773	67.22
123774	920.00
123775	1,490.42
123776	634.82
123777	189.77
123778	47.11
123779	155.33
123780	309.70
123781	4,059.08
123782	457.41
123783	194.49
123784	48.68
123785	136.77
123786	2,405.00
123787	260.81

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Corporate Accounts

BancorpSouth-Accounts Payable	
123788	882.16
123789	1,242.89
123790	1,796.68
123791	73.38
123792	2,334.31
123793	690.01
123794	144.64
123795	180.18
123796	18,844.63
123797	84.00
123798	3,737.83
123799	6,699.70
123800	400.53
123801	1,264.13
123802	2,065.29
123803	4,393.49
123804	97.38
123805	1,277.89
123806	28.01
123807	2,478.71
123808	2,270.98
123809	1,212.92
123810	1,185.12
123811	2,517.10
123812	308.60
123813	96.00
123814	40.00
123815	3,629.10
123816	827.86
123817	2,695.89
123818	138.88
123819	50.00
123820	814.62
123821	15,432.08
123822	1,747.70
123823	378.00
123824	28.38
123825	6,269.71
123826	985.46
123827	3,600.00
123828	1,490.91
123829	1,146.30
123830	20.26
123831	703.35
123832	1,504.67
123833	1,094.00

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Corporate Accounts

BancorpSouth-Accounts Payable	
123834	220.88
123835	160.00
123836	16.89
123837	804.69
123838	67.60
123839	31.78
123840	233.36
123841	3,227.65
123842	4,296.23
123843	74.44
123844	815.44
123845	1,699.65
123846	1,518.01
123847	57.60
123848	51.95
123849	107.00
123850	140.58
123851	2,667.00
123852	912.24
123853	1,732.06
123854	46.30
123855	5,966.50
123856	208.95
123857	691.60
123858	1,869.49
123859	42.00
123860	894.43
123861	30.77
123862	2,610.47
123863	1,710.98
123864	675.70
123865	3,487.29
123866	452.30
123867	1,534.11
123868	621.39
123869	1,159.75
123870	164.37
123871	957.43
123872	637.28
123873	2,878.25
123874	136.48
123875	857.33
123876	908.10
123877	2,156.62
123878	771.91
123879	4,472.06

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Corporate Accounts

BancorpSouth-Accounts Payable

123880	2,740.47
123881	1,064.58
123882	360.00
123883	1,226.00
123884	2,886.44
123885	1,322.25
123886	151.55
123887	750.98
123888	438.36
123889	1,615.41
123890	578.55
123891	904.05
123892	574.89
123893	930.69
123894	300.00
123895	948.53
123896	55.86
123897	1,584.40
123898	8,065.33
123899	41,559.68
123900	822.47
123901	2,993.14
123902	202.50
123903	146.13
123904	20.00
123905	65.61
123906	65.08
123907	3,882.64
123908	465.00
123909	174.53
123910	2,115.71
123911	1,823.11
123912	24.13
123913	2,133.00
123914	16,170.17
123915	152.14
123916	18,897.20
123917	247.15
123918	1,890.56
123919	54.76
123920	24.71
123921	1,636.50
123922	36.79
123923	396.37
123924	48.75
123925	182.00

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Corporate Accounts

BancorpSouth-Accounts Payable

123926	219.49
123927	3,857.93
123928	11,779.40
123929	429.28
123930	2,448.60
123931	38.34
123932	4,123.76
123933	187.49
123934	54.20
123935	34.10
123936	348.73
123937	112.00
123938	54.99
123939	67.97
123940	433.11
123941	30.56
123942	3,987.75
123943	2,810.32
123944	839.84
123945	123.59
123946	1,050.51
123947	7,286.32
123951	6,503.79
123952	127.05
123953	1,000.00
123954	138.00
123955	295.25
123956	100.00
123957	61.90
123958	1,250.00
123959	74.08
123960	108.72
123961	16.33
123962	35.61
123963	35.00
123964	8.30
123965	94.27
123966	3.17
123967	41.40
123968	72.00
123969	24.48
123970	94.18
123971	21.51
123972	76.81
123973	50.48
123974	50.11

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Corporate Accounts

BancorpSouth-Accounts Payable	
123975	5.37
123976	37.50
123977	40.55
123978	629.56
123979	35.54
123980	68.91
123981	109.50
123982	122.00
123983	77.14
123984	34.62
123985	92.45
123986	131.96
123987	13.42
124244	55,034.63
	606,784.70

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Store Bank Accounts

		Simmons First National Bank		Wells Fargo		Regions		JP Morgan Chase
Balance per books		**10,570.33**		**439,643.24**		**234,113.30**		**239,529.69**
Bank Balance		**10,239.82**		**164,407.75**		**81,812.62**		**81,712.28**
Deposits in Transit		3,121.61		264,746.26		139,087.93		144,419.51
In-Transit Sweeps		(2,826.34)		-		-		-
Outstanding Checks		-		-		-		-
Deposits in Op Account		-		10,162.52		-		-
Unposted GL Entries		35.24		326.71		13,212.75		13,397.90
Adjusted Bank Balance		**10,570.33**		**439,643.24**		**234,113.30**		**239,529.69**
Deposits in Transit	3/31/2016	786.40	3/30/2016	1,495.44	3/30/2016	977.03	3/30/2016	735.23
	4/1/2016	1,070.86	3/31/2016	13,125.99	3/31/2016	4,613.20	3/31/2016	1,753.66
	4/2/2016	1,264.35	4/1/2016	97,396.33	4/1/2016	51,658.34	4/1/2016	51,723.54
			4/2/2016	152,728.50	4/2/2016	81,839.36	4/2/2016	90,207.08
		3,121.61		264,746.26		139,087.93		144,419.51

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Store Bank Accounts

	BancFirst		First Bank		Wells Fargo (Wachovia)		Wells Fargo LLC	
Balance per books		**12,202.36**		**12,351.34**		**142,965.91**		**57,670.36**
Bank Balance		**7,173.07**		**9,754.10**		**46,674.63**		**23,420.03**
Deposits in Transit		4,988.58		3,357.02		95,443.98		33,483.75
In-Transit Sweeps		-		(792.18)		-		-
Outstanding Checks		-		-		-		-
Deposits in Op Account		-		-		-		-
Unposted GL Entries		40.71		32.40		847.30		766.58
Adjusted Bank Balance		**12,202.36**		**12,351.34**		**142,965.91**		**57,670.36**
Deposits in Transit	3/31/2016	1,612.54	3/31/2016	1,191.75	3/31/2016	6,297.91	3/30/2016	396.14
	4/1/2016	1,569.45	4/1/2016	726.68	4/1/2016	35,835.68	3/31/2016	608.31
	4/2/2016	1,806.59	4/2/2016	1,438.59	4/2/2016	53,310.39	4/1/2016	13,270.14
							4/2/2016	19,209.16
		4,988.58		3,357.02		95,443.98		33,483.75

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Store Bank Accounts

	SunTrust Bank		Bank of Oklahoma		Commerce Bank		First National Bank	
Balance per books		**13,779.83**		**11,351.42**		**28,513.48**		**12,759.71**
Bank Balance		**10,261.64**		**7,880.91**		**21,327.75**		**9,671.12**
Deposits in Transit		4,800.52		4,147.97		8,876.74		3,622.52
In-Transit Sweeps		(1,334.74)		(794.30)		(1,821.91)		(598.86)
Outstanding Checks		-		-		-		-
Deposits in Op Account		-		-		-		-
Unposted GL Entries		52.41		116.84		130.90		64.93
Adjusted Bank Balance		**13,779.83**		**11,351.42**		**28,513.48**		**12,759.71**
Deposits in Transit	3/31/2016	1,474.67	3/31/2016	1,128.04	3/31/2016	1,038.10	3/31/2016	1,032.59
	4/1/2016	1,178.11	4/1/2016	1,392.03	4/1/2016	1,300.77	4/1/2016	879.27
	4/2/2016	2,147.74	4/2/2016	1,627.90	4/2/2016	3,139.01	4/2/2016	1,710.66
					3/31/2016	725.43		
					4/1/2016	890.27		
					4/2/2016	1,783.16		
		4,800.52		4,147.97		8,876.74		3,622.52

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Store Bank Accounts

		American National Bank		BancFirst		BMO Harris Bank		First Merit Bank
Balance per books		**10,414.93**		**24,409.05**		**14,080.98**		**11,413.89**
Bank Balance		**8,034.54**		**21,031.50**		**11,109.44**		**8,956.92**
Deposits in Transit		2,169.13		4,777.89		3,737.64		2,855.02
In-Transit Sweeps		-		(1,436.22)		(877.75)		(448.05)
Outstanding Checks		-		-		-		-
Deposits in Op Account		-		-		-		-
Unposted GL Entries		211.26		35.88		111.65		50.00
Adjusted Bank Balance		**10,414.93**		**24,409.05**		**14,080.98**		**11,413.89**
Deposits in Transit	3/31/2016	722.16	3/31/2016	1,598.91	3/31/2016	813.67	3/31/2016	1,532.35
	4/1/2016	556.94	4/1/2016	1,699.57	4/1/2016	1,161.23	4/1/2016	490.44
	4/2/2016	890.03	4/2/2016	1,479.41	4/2/2016	1,762.74	4/2/2016	832.23
		2,169.13		4,777.89		3,737.64		2,855.02

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

Store Bank Accounts

	PNC Bank		US Bank		Commercial National Bank		Genoa Bank		Associated Bank N.A.	
Balance per books		**36,963.54**		**12,234.51**		**15,782.85**		**8,194.36**		**8,828.99**
Bank Balance		**34,318.96**		**9,972.29**		**11,384.98**		**6,022.93**		**6,865.77**
Deposits in Transit		2,637.62		2,630.44		5,209.74		2,837.44		2,565.79
In-Transit Sweeps		-		(426.44)		(872.15)		(661.01)		(648.93)
Outstanding Checks		-		-		-		-		-
Deposits in Op Account		-		-		-		-		-
Unposted GL Entries		6.96		58.22		60.28		(5.00)		46.36
Adjusted Bank Balance		**36,963.54**		**12,234.51**		**15,782.85**		**8,194.36**		**8,828.99**
Deposits in Transit	3/31/2016	764.10	3/31/2016	744.47	3/31/2016	1,723.90	3/31/2016	622.06	3/31/2016	898.84
	4/1/2016	702.88	4/1/2016	695.78	4/1/2016	823.38	4/1/2016	610.13	4/1/2016	717.34
	4/2/2016	1,170.64	4/2/2016	1,190.19	4/2/2016	2,662.46	4/2/2016	1,605.25	4/2/2016	949.61
		2,637.62		2,630.44		5,209.74		2,837.44		2,565.79

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

(in $000s)

Payee	Period Covered	Amount Approved	Payor	Check Number	Check Date	Amount Paid Fees	Amount Paid Expenses	Year-To-Date Fees	Year-To-Date Expenses
Case Professionals			HANCOCK FABRICS, INC., et al.	154304	2/12/2016			700	
Case Professionals			HANCOCK FABRICS, INC., et al.	133688	2/22/2016			295	
Case Professionals			HANCOCK FABRICS, INC., et al.	194375	2/26/2016			295	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/04/16	279		279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16	107		107	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16	279		279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/18/16	279		279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/25/16	279		279	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16	729		729	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16	100		100	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16	7		7	
			Totals			2,059		3,349	

Note: Represents amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

STATEMENT OF OPERATIONS

(Income Statement)

(in $000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	34,829	56,554
Less: Returns and Allowances	0	0
Net Revenue	**$34,829**	**$56,554**
COST OF GOODS SOLD		
Beginning Inventory	93,950	95,238
Add: Purchases	9,173	19,269
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	(84,748)	(84,748)
Cost of Goods Sold	18,375	29,759
Gross Profit	16,454	26,795
OPERATING EXPENSES		
Advertising	660	1,052
Auto and Truck Expense	7	13
Bad Debts	2	(1)
Contributions	(0)	(0)
Employee Benefits Programs	133	402
Insider Compensation*	257	471
Insurance	136	471
Management Fees/Bonuses	51	51
Office Expense	88	142
Pension & Profit-Sharing Plans	171	308
Repairs and Maintenance	195	353
Rent and Lease Expense	2,054	4,045
Salaries/Commissions/Fees	4,096	7,181
Supplies	201	354
Taxes - Payroll	376	666
Taxes - Real Estate	391	759
Taxes - Other	27	60
Travel and Entertainment	117	174
Utilities	658	1,351
Other (attach schedule)	1,348	2,096
Total Operating Expenses Before Depreciation	**10,970**	**19,949**
Depreciation/Depletion/Amortization	390	682
Net Profit (Loss) Before Other Income & Expenses	**5,095**	**6,164**
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)	(73,342)	(73,421)
Interest Expense	10	3,865
Other Expense (attach schedule)	430	389
Net Profit (Loss) Before Reorganization Items	**77,996**	**75,331**
REORGANIZATION ITEMS		
Professional Fees [1]	2,059	3,349
U. S. Trustee Quarterly Fees	70	70
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(0)	(0)
Gain (Loss) from Sale of Equipment	(0)	(0)
Other Reorganization Expenses (attach schedule)	(0)	(0)
Total Reorganization Expenses	**2,129**	**3,418**
Income Taxes	0	0
Net Profit (Loss)	**$75,868**	**$71,912**

*"Insider" is defined in 11 U.S.C. Section 101(31).

Note 1: Represents amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

STATEMENT OF OPERATIONS - continuation sheet

(in $000s)

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
	$0	$0
	$0	$0
	$0	$0
	$0	$0
Total Other Costs	$0	$0
Other Operational Expenses		
Discount on Credit Card Sales	$416	$755
Outside Services	$47	$229
Outside D/C Labor	$94	$184
Outside Service - Inventory	$55	$95
Miscellaneous Operating Expense	$26	$48
Professional Fees (Normal Course)	$693	$738
Recruiting Fees and Expenses	$14	$15
Over/Short	$4	$11
Outside Services - Remodel	$0	$10
GIFT CARD FEES	($1)	$9
Employee Relations and Trainin	$0	$1
Theft	$0	$0
Total Other Operational Expenses	$1,348	$2,096
Other Income		
Commission Income	($112)	($195)
Proceeds from Great American	($73,230)	($73,226)
Total Other Income	($73,342)	($73,421)
Other Expenses		
Non - Operating Expense	$431	$435
Commission Expense	($4)	$6
Gain or Loss on FA Disposition	$0	$3
Investor Relations	$1	$1
Stockholder Service	$1	$1
Check Authorization Fees	$1	$1
Transfer Agent Expense	$0	$0
Placeholder	($0)	($0)
Directors Fees	$0	($58)
Total Other Expenses	$430	$389
Other Reorganization Expenses		
	$0	$0
	$0	$0
Total Other Reorganization Expenses	$0	$0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for tl bankruptcy proceeding, should be reported as a reorganization item.
Note 1: Represents reversal of accrual from prior accounting period.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
(in $000s)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	4,292	3,905
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0
Accounts Receivable (Net)	5,215	898
Notes Receivable	0	0
Inventories	84,748	95,238
Prepaid Expenses	3,834	2,235
Professional Retainers [1]	1,231	1,231
Other Current Assets (attach schedule)	74,772	1,523
TOTAL CURRENT ASSETS	$174,093	$105,031
PROPERTY AND EQUIPMENT		
Real Property and Improvements	26,959	26,959
Machinery and Equipment	405	405
Furniture, Fixtures and Office Equipment	54,844	54,986
Leasehold Improvements	8,218	8,145
Vehicles	642	642
Less Accumulated Depreciation	(61,155)	(60,393)
TOTAL PROPERTY & EQUIPMENT	$29,913	$30,744
OTHER ASSETS		
Loans to Insiders*	0	0
Other Assets (attach schedule)	5,771	5,671
TOTAL OTHER ASSETS	$5,771	$5,671
TOTAL ASSETS	$209,777	$141,446

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	2,474	0
Taxes Payable (refer to FORM MOR-4)	2,745	0
Wages Payable	449	0
Accrued Expenses (attach schedule)	5,157	0
Notes Payable	(0)	0
Rent / Leases - Building/Equipment	2,688	0
Secured Debt - WF/GA/DBT	44,846	0
Professional Fees	(0)	0
Amounts Due to Insiders*	(0)	0
Other Postpetition Liabilities (attach schedule)	0	0
TOTAL POSTPETITION LIABILITIES	$58,359	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt - 1st Lien (Revolver)	0	55,125
Secured Debt - 2nd Lien (Term)	18,115	17,500
Secured Debt - 3rd Lien (Notes)	8,204	8,204
Priority Debt	3,705	6,875
Other Prepetition Liabilities (attach schedule)	59,186	63,397
Unsecured Debt	25,568	25,836
TOTAL PRE-PETITION LIABILITIES	$114,778	$176,937
TOTAL LIABILITIES	$173,137	$176,937
OWNER EQUITY		
Capital Stock	371	371
Additional Paid-In Capital	93,478	93,478
Partners' Capital Account	(0)	(0)
Owner's Equity Account	(0)	(0)
Retained Earnings - Pre-Petition	(129,120)	(129,339)
Retained Earnings - Postpetition	71,912	(0)
Adjustments to Owner Equity (attach schedule)	(0)	(0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)	(0)	(0)
NET OWNER EQUITY	$36,640	($35,491)
TOTAL LIABILITIES AND OWNERS' EQUITY	$209,777	$141,446

*"Insider" is defined in 11 U.S.C. Section 101(31).
Note 1 - Reflects professional fee payments made prior to petition date.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

BALANCE SHEET - continuation sheet

(in $000s)

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	Due from Liquidator	73,225	0
	A/R - Independents	5	2
	A/R - Miscellaneous	202	202
	Insurance Claims Receivable	631	735
	Employee Signing Bonus A/R	5	26
	A/R Volume Discounts	14	14
	A/R - Affinion Group	663	539
	Due from Pension Fund	27	4
Total Current Other Assets		74,772	1,523
Other Assets			
	Utility Deposits	405	222
	Work Comp Loss Fund	192	192
	G/L Loss Fund	30	30
	FSA Deposit-UHC	8	8
	ADP Aline Pay Card Deposit	6	8
	A/R Hirschberg Schutz	254	254
	Goodwill (Net)	2,880	2,880
	Deferred Charges	1,995	2,077
Total Other Assets		5,771	5,671

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
		0	0
		0	0
		0	0
Total Other Postpetition Liabilities		0	0
Other Prepetition Liabilities			
	Pension Liabilities	41,677	41,600
	Post Retirement Benefits	3,071	3,062
	Workers Comp Reserves	2,517	2,655
	Accrued Rent Liability - ST	1,642	1,630
	Accrued Real Estate Taxes - LL	2,166	1,974
	Accrued Franchise Taxes	81	57
	Capital Lease Obligation	2,185	2,209
	Stepped Rent	1,988	1,975
	Unapplied Rent Credit	1,579	1,618
	Mdse Liability Reserves / Adjustments	464	4,824
	L/T Deferred Comp	1,046	1,070
	Accrued G/L Liability - ST	770	723
Total Other Prepetition Liabilities		59,186	63,397

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

BALANCE SHEET - continuation sheet

(in $000s)

Accrued Expenses - Detail			
	U. S. Trustee Quarterly Fees	70	0
	A/P In Transit Merchandise	2,423	0
	Holding-A/P Warehouse	979	0
	Due to Liquidator	423	0
	AP Utilities	273	0
	Employee Medical Ins.- HRA	265	0
	Accrued Int NP	171	0
	Accounts Payable Other	133	0
	Employee Medical Accrual-Blue Cross	120	0
	Gift Card Liability	119	0
	Workers Comp. Reserve	84	0
	Merchandise Credit Liability	67	0
	Other	30	0
Total Accrued Expenses - Detail		5,157	0

Adjustments to Owner Equity			
		0	0
		0	0
		0	0
Total Adjustments to Owner Equity		0	0
Postpetition Contributions (Distributions) (Draws)			
		0	0
		0	0
		0	0
Total Postpetition Contributions (Distributions) (Draws)		0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
(in $000s)

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	151	382	433	3/3, 3/5, 3/6, 3/10, 3/12, 3/17, 3/20, 3/24, 3/31, 4/1, 4/4	EFT	100
FICA-Employee	100	320	395	3/3, 3/5, 3/6, 3/10, 3/12, 3/17, 3/20, 3/24, 3/31, 4/1, 4/2, 4/4	EFT	25
FICA-Employer	100	320	395	3/3, 3/5, 3/6, 3/10, 3/12, 3/17, 3/20, 3/24, 3/31, 4/1, 4/2, 4/5	EFT	25
Unemployment	0	53	53	3/5, 3/6, 3/12, 3/19, 3/20, 3/26, 4/2, 4/3	EFT	0
Income	0	0	0			0
Other:	0	0	0			0
Total Federal Taxes	**352**	**1,075**	**1,277**			**150**
State and Local						
Withholding	37	108	146	3/3, 3/4, 3/5, 3/6, 3/10, 3/17, 3/18, 3/19, 3/20, 3/24, 3/26, 3/31, 4/1, 4/3, 4/4	EFT	-1
Sales	1,119	2,520	1,670	3/20, 3/21, 4/1, 4/12	EFT	1,970
Excise	0	0	0			0
Unemployment	0	0	0		EFT	0
Real Property	256	259	0	3/1, 3/18, 4/1		515
Personal Property	57	62	7	4/1	EFT	112
Other:	0	0	0			0
Total State and Local	**1,469**	**2,949**	**1,824**			**2,595**
Total Taxes	**1,820**	**4,025**	**3,100**			**2,745**

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Current	0-30	31-60	61-90	Over 90	Total
		Number of Days Past Due				
Accounts Payable	0	2,474				2,474
Wages Payable		449				449
Taxes Payable		2,745				2,745
Rent/Leases-Building		2,688				2,688
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:						0
Other:						0
Total Postpetition Debts	**0**	**8,357**	**0**	**0**	**0**	**8,357**

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/28/16 - 04/02/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in $000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	2,782
+ Amounts billed during the period	29,173
- Amounts collected during the period	(26,740)
Total Accounts Receivable at the end of the reporting period	**5,215**
Accounts Receivable Aging	**Amount**
0 - 30 days old	5,215
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	**5,215**
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	**5,215**

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X	
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X	

Note 1: GOB sale approved as part of the financing Order.

Bank Accounts Opened in March

Hancock Fabrics, Inc. - DIP - TX Ad Valorem 4163676034
Hancock Fabrics, Inc. - DIP - Utility Deposits 4163676042

Hancock Fabrics
2015 P&L Allocation
(in dollars)

	Total 2015	Hancock Fabrics, Inc. 16-10296	Hancock Fabrics, LLC 16-10297	Hancock Fabrics of MI 16-10298	Hancockfabrics.com 16-10299	HF Enterprises, Inc. 16-10300	HF Merchandising, Inc. 16-10301	HF Resources, Inc. 16-10302
Net Sales	269,710,160	248,567,492	13,783,691	-	7,358,977	-	-	-
COGS	161,369,217	148,899,207	7,500,765	-	4,969,235	-	9	-
Gross Margin	108,340,944	74,615,955	5,028,830	-	2,389,741	-	26,306,417	-
Store-ops Expenses	115,592,738	95,064,177	5,621,492	-	2,950,085	(7,896,623)	29,082,686	(9,229,079)
General and Admin Expenses	12,189,378	6,596,304	113,726	-	316	3,317	5,472,398	3,317
Total Expenses	127,782,116	101,660,481	5,735,218	-	2,950,401	(7,893,307)	34,555,084	(9,225,762)
Total Net Income/(Loss)	(19,441,172)	(27,044,526)	(706,388)	-	(560,659)	7,893,307	(8,248,667)	9,225,762
Memo:								
Retail Salary & Wages (included in Store-ops Exp)	33,132,429	29,915,659	1,792,489	-	690,871	-	733,410	-